DELAWARE GROUP® INCOME FUNDS

Delaware High-Yield Opportunities Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus dated November 29, 2013

Effective as of the date of this supplement, the following replaces the information in the section entitled “Fund summary – Who manages the Fund? – Investment manager” and supersedes the information contained in the supplement dated June 19, 2014:

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Paul A. Matlack, CFA	Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist	December 2012
Craig C. Dembek, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
John P. McCarthy, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
Christopher M. Testa, CFA	Senior Vice President, Senior Portfolio Manager	June 2014
Adam H. Brown, CFA	Vice President, Portfolio Manager	November 2014

Effective as of the date of this supplement, the following replaces the biographical information in the section entitled “Who manages the Fund – Portfolio managers.”

Portfolio managers

Christopher M. Testa has primary responsibility for making day-to-day investment decisions for the Fund. When making decisions for the Fund, Mr. Testa regularly consults with Paul A. Matlack, Craig C. Dembek, John P. McCarthy, and Adam H. Brown.

Paul A. Matlack, CFA, Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist
Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Craig C. Dembek, CFA, Senior Vice President, Co-Head of Credit Research, Senior Research Analyst
Craig C. Dembek is a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment

Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

John P. McCarthy, CFA, Senior Vice President, Co-Head of Credit Research, Senior Research Analyst
John P. McCarthy is a senior research analyst on the firm’s taxable fixed income team, responsible for industrials, steel, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Christopher M. Testa, CFA, Senior Vice President, Senior Portfolio Manager
Christopher M. Testa joined Delaware Investments in January 2014 as a senior portfolio manager in the firm’s corporate credit portfolio management group. He helps manage both investment grade and high yield corporate credit. Prior to joining the firm, Testa worked as a portfolio manager who focused on high yield credit at S. Goldman Asset Management from 2009 to 2012 and Princeton Advisory Group from 2012 to 2013. Previously, he served as head of U.S. credit at Drake Management, and prior to that he was head of credit research and a high yield portfolio manager at Goldman Sachs Asset Management. Testa has more than 20 years of experience analyzing and investing in high yield and distressed credit. He earned his bachelor’s degree in economics, with a minor in government, from Hamilton College, and an MBA in finance with a concentration in investments from The Wharton School of the University of Pennsylvania.

Adam H. Brown, CFA, Vice President, Portfolio Manager
Adam H. Brown is a portfolio manager on the firm's taxable fixed income team, with specific responsibilities for the bank loan portfolio. Prior to joining Delaware Investments in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, he spent more than nine years with Four Corners, where he was a co-portfolio manager on four collateralized loan obligation (CLO) funds and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and the portfolio manager's ownership of Fund shares.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 6, 2014.